Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets:
Non-capital loss carry forwards	$ 11,216,010	$ 9,505,595
Accrued expenses	66,628	65,529
Reserves	83,918	101,176
Other	96,721	98,413
Valuation allowance	(11,463,277)	(9,770,713)
Total deferred tax assets
Deferred tax liabilities:
Fixed assets and intangibles	(766,796)	(883,181)
Net deferred tax liability	$ (766,796)	$ (883,181)